GOODWILL	12 Months Ended
Dec. 31, 2022
GOODWILL.
GOODWILL
11	GOODWILL

The following is a continuity of the Company’s goodwill:

As at January 1, 2021	19,938
Goodwill recognized upon acquisition of Wild Streak LLC (Note 5)	4,790
As at December 31, 2021	24,728

Goodwill recognized upon acquisition of Spin Games LLC (Note 6)	6,934
As at December 31, 2022	31,662

The carrying amount of goodwill is attributed to the acquisitions of Oryx Gaming, Wild Streak and Spin. The Company completed its annual impairment tests for goodwill as at December 31, 2022 and concluded that there was no impairment.

Key Assumptions

The recoverable amount was determined based on a value in use calculation which uses cash flow projections based on financial budgets approved by the Board and covering a five-year period and an after-tax discount rate of 17.5% (pre-tax rate 24.1%) per annum. The cash flows beyond the five-year period have been extrapolated using a steady 3.0% per annum growth rate.

The cash flow projections used in estimating the recoverable amounts are generally consistent with results achieved historically adjusted for anticipated growth. The Company believes that any reasonably possible change in key assumptions on which the recoverable amounts were based would not cause the aggregate carrying amount to exceed the aggregate recoverable amount.